SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(AMENDMENT NO. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 21, 2002

Commission File No. 001-15034

NIMBUS GROUP, INC.

(Exact name of registrant as specified in its charter)

Florida (State of Incorporation)	001-15034 (Commission File Number)	01-0656115 (I.R.S. Employer Identification Number)

5555 Anglers Avenue, Suite 16 Fort Lauderdale, FL (Address of principal executive offices)	33312 (Zip Code)

954-987-0654
(Registrant’s telephone number, including area code)

N/A
(Former name, former address and former fiscal year, if changed since last report)

ITEM 4. Changes in Registrant’s Certifying Accountant.

(a)  Current Independent Accountants

During November 2002, the Board of Directors of Nimbus Group, Inc. (the “Company”), dismissed Deloitte & Touche LLP (“D&T”) as the independent certified public accountants of the Company.

D&T has previously audited the Company’s consolidated financial statements for the fiscal years ended December 31, 2001, 2000 and 1999 (“Prior Fiscal Years”). Their reports on such consolidated financial statements did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles, but included uncertainty paragraphs for the Prior Fiscal Years relating to the Company’s ability to continue as a “going concern”.

In connection with its audits of the Company’s financial statements for the Prior Fiscal Years and through November 21, 2002, the Company had no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of D&T, would have caused D&T to make a reference to the subject matter of the disagreements in connection with its reports on the consolidated financial statements of the Prior Fiscal Years and through November 21, 2002. Further, in connection with the audits of the Company’s financial statements of the Prior Fiscal Years and through November 21, 2002, there were no “reportable events” within the meaning of Item 304(a)(1)(v) of the Securities and Exchange Commission’s Regulation S-K.

A letter from D&T is attached as an Exhibit to this Current Report Form 8-K/A.

(b)  New Independent Accountants

The Company’s Board of Directors met and reviewed the qualifications of several potential applicants and chose Berkovitz, Lago & Company, LLP as the successor independent certified public accounting firm to be engaged effective November 21, 2002, subject to shareholder approval.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

Exhibit 16.1 Letter from Deloitte & Touche LLP to the Securities and Exchange Commission dated November 26, 2002.

Forward Looking Statements

This Report on Form 8-K/A contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, among other things, statements concerning the Company’s outlook for 2002 and beyond, the Company’s expectations, beliefs, future plans and strategies, anticipated events or trends, and similar expressions concerning matters that are not historical facts. Although we believe that the expectations reflected in forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. The forward-looking statements in this report are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. For information about risk factors relevant to the Company, please see the Company’s filings with the Securities and Exchange Commission. The Company does not intend and disclaims any duty or obligation to update or revise any industry information or forward looking statements set forth in this report, to reflect new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nimbus Group, Inc.

Date: December 9, 2002	By: /s/ Mitchell Morgan

Name: Mitchell Morgan Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No	Description of Exhibit

16.1	Letter from Deloitte & Touche LLP to the SEC

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